SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 [X]              Filing by the Registrant

 [ ]              Filing by a party other than the Registrant

 [ ]              Preliminary proxy statement

 [ ]              Definitive proxy statement

 [X]              Definitive Additional Materials

 [ ]              Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE SOLOMON-PAGE GROUP LTD.
 ------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



 ------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                          IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

 [X]     No fee required.

 [ ]     Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1)    Title of each class of securities to which transaction applies:


                -----------------------------------------------------------
         (2)    Aggregate number of securities to which transaction applies:


                ----------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



                -----------------------------------------------------------
         (4)    Proposed maximum aggregate value of transaction:


                -----------------------------------------------------------
         (5)    Total fee paid:


                -----------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:


                ----------------------------------------------------

         (2)    Form, Schedule or Registration Statement No.:


                ----------------------------------------------------

         (3)    Filing Party:


                ----------------------------------------------------

         (4)    Date Filed:


                ----------------------------------------------------

                           THE SOLOMON-PAGE GROUP LTD.
                           1140 Avenue of the Americas
                            New York, New York 10036

                                                  October 16, 2000

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of The Solomon-Page Group Ltd. to be held on October 30, 2000. Your Board of Directors has approved, and recommends that stockholders vote FOR, the merger with Mergeco. The Board acted upon the unanimous recommendation of a special committee of independent directors formed to negotiate on behalf of the stockholders other than the members of the management group.

Approval of the merger requires the affirmative vote of the holders of two-thirds of all outstanding shares and the affirmative vote of the holders of a majority of the outstanding shares not owned by members of the management group. Therefore, your vote is important, no matter how many or how few shares you may own. If you have not yet voted, please sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Thank you for your support.

Sincerely,

Herbert Solomon, Chairman
Lloyd B. Solomon, Vice Chairman
Scott R. Page, President

                              ** IMPORTANT NOTE **

               If you hold your shares through a bank or broker, you may be able to vote by telephone or Internet --
         simply follow the easy instructions on the enclosed proxy card.

            If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE at 1-888-750-5834.